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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 8, 1998




                              FINE HOST CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    000-28590                   06-1156070
----------------------------     ----------------              -------------
(State of other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)



       3 Greenwich Office Park, Greenwich, CT                    06831
     ------------------------------------------                --------
       (Address of principal executive offices)                Zip Code




   Registrant's telephone number, including area code: (203) 629-4320











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Item 5.   Other Events
          ------------

        On July 8, 1998, Fine Host Corporation (the "Company") issued a press release announcing the Company's Common Stock will no longer be traded on the Nasdaq National Market and effective July 9, 1998, the Common Stock will be eligible to trade on the OTC Bulletin Board. The Company expects to retain its trading symbol, FINE. The press release stated that the Company informed Nasdaq that it did not expect to meet the conditions for continued listing on the Nasdaq National Market. The decision to discontinue further appeals to Nasdaq was motivated by a desire to focus Management's efforts on implementing the already developed turnaround and business plan to restructure the Company's business and financial affairs. A copy of the July 8, 1998 press release is filed as an exhibit to this Form 8-K.





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Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits:

          The following Exhibits are filed as part of this report.

          Exhibit 99.1   Press Release of Fine Host Corporation, dated July 8,
                         1998.







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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FINE HOST CORPORATION




Dated: July 9, 1998                         By:  /s/ Gerald P. Buccino
                                                ----------------------
                                            Name:    Gerald P. Buccino
                                            Title:   President
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX


 Exhibit


  99.1                Press Release of Fine Host Corporation, dated July 8,
                      1998.